                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 15th day of October, 2009.


/s/ Helen M. Galt
------------------------------------
Helen M. Galt
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

                                                                      Exhibit 13

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 15th day of October, 2009.


/s/ James J. Avery
------------------------------------
James J. Avery
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 19th day of October, 2009.


/s/ Bernard J. Jacob
------------------------------------
Bernard J. Jacob
Director and Treasurer
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 14th day of October, 2009.


/s/ Scott D. Kaplan
------------------------------------
Scott D. Kaplan
President, Chief Executive Officer, and Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 14th day of October, 2009.


/s/ Tucker I. Marr
------------------------------------
Tucker I. Marr
Chief Accounting Officer and Chief Financial Officer
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 15th day of October, 2009.


/s/ Scott G. Sleyster
------------------------------------
Scott G. Sleyster
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, Thomas C. Castano, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about October 26, 2009 and which include certain private label versions of those products. The proposed name of each new annuity to be filed with the SEC is as follows:

     1.   Prudential Premier(R) Retirement Variable Annuity B SERIESSM ("B
          SERIES")

     2.   Prudential Premier(R) Retirement Variable Annuity L SERIESSM ("L
          SERIES")

     3. Prudential Premier(R) Retirement Variable Annuity XTra SERIESSM ("XTra SERIES")

     4.   Prudential Premier(R) Retirement Variable Annuity C SERIESSM ("C
          SERIES")

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 14th day of October, 2009.


/s/ Stephen Pelletier
------------------------------------
Stephen Pelletier
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey